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                                                                   EXHIBIT 10.11

                                 AAC CORPORATION

                          1998 NONEMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

         AAC Corporation, a corporation organized under the laws of the State of California (the "Company"), hereby adopts this AAC Corporation 1998 Nonemployee Directors' Stock Option Plan (the "Plan"). The purpose of this Plan is to advance the interests of the Company by enhancing its ability to retain qualified persons who are neither employees nor officers of the Company to serve as members of the Company's Board of Directors. This Plan provides such persons with the opportunity to become owners of capital stock of the Company by the grant of Options to purchase Shares. Options granted hereunder shall be "nonstatutory options," and shall not include "incentive stock options" intended to qualify for treatment under Sections 421 and 422A of the Internal Revenue Code of 1986, as amended.

         Section 1. Definitions. As used herein, the following definitions shall apply:

                 (a) "Administrator" shall mean the entity, whether the Board or the Committee, responsible for administering this Plan, as provided in
Section 2.

                 (b) "Board" shall mean the Board of Directors of the Company.

                 (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 (d) "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 3(c) to administer this Plan.

                 (e) "Company" shall mean AAC Corporation, a California corporation.

                 (f)      "Common Stock" shall mean the Company's Common Stock.

                 (g) "Expiration Date" shall mean the last day of the term of an Option established under Section 5(b).

                 (h) "Fair Market Value" shall mean, as of the date in question: (i) the closing price of a Share on the principal exchange on which Shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly

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traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Board acting in good faith. Such determination shall be conclusive and binding on all persons.

                 (i) "Nonemployee Director" shall mean any person who is a member of the Board but is not an employee or officer of the Company or any Parent or Subsidiary of the Company. Service as a director does not in itself constitute employment for purposes of this definition.

                 (j) "Option" shall mean a stock option granted pursuant to this Plan. Each Option shall be a nonstatutory option not intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

                 (k) "Option Agreement" shall mean the written agreement described in Section 5 evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

                 (l) "Option Shares" shall mean the Shares subject to an Option granted under this Plan.

                 (m) "Optionee" shall mean a Nonemployee Director who holds an Option.

                 (n) "Plan" shall mean this AAC Corporation 1998 Nonemployee Directors' Stock Option Plan, as it may be amended from time to time.

                 (o) "Section," unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

                 (p) "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 7.

                 (q) "Subsidiary" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, within the meaning of Section 425(f) of the Code, but only for so long as it is a "subsidiary corporation."

         Section 2. Administration.

                  (a) The Board shall administer this Plan, including implementing and overseeing (i) all necessary actions in connection with the delivery of Option Agreements evidencing Option grants under this Plan, (ii) the exercise or termination of Options pursuant to the terms of this Plan, and (iii) the interpretation of the provisions of this Plan and any Option granted under this Plan. The Board shall adopt by resolution such rules and regulations as may be required to carry out the purposes of this Plan and shall have authority to do everything

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necessary or appropriate to administer this Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

                 (b) The Board may delegate administration of the Plan to a Committee of no less than two directors appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. Furthermore, the Board at any time by resolution may abolish the Committee and revest in the Board the administration of this Plan. (For purposes of this Plan document, the term "Administrator" shall mean the Board or, to the extent that the Board's powers have been delegated to the Committee, the Committee.)

                 (c) All decisions, interpretations and other actions of the Administrator shall be final and binding on all persons. No member of the Committee or Board shall be liable for any action that he or she has taken or failed to take in good faith with respect to this Plan or any Option.

         Section 3. Eligibility and Consideration. Only Nonemployee Directors may receive Options under this Plan. In consideration of the granting of the Option, the Optionee shall agree in the written Option Agreement to remain as a director of the Company for a period of at least one year after the Option is granted.

         Section 4. Shares Subject to Plan.

                 (a) Aggregate Number. Subject to Section 7 (relating to adjustments upon changes in Shares), the Shares which may be issued upon exercise of Options shall not exceed in the aggregate 100,000 Shares. Shares issued under this Plan may be unissued Shares or reacquired Shares. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

                 (b) No Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the issuance (as evidenced by the appropriate entry on the books of the Company or its duly authorized transfer agent) of a stock certificate evidencing such Shares. Subject to Section 7, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the date the certificate is issued.

         Section 5. Grant of Options.

                 (a) Option Grants. Each Nonemployee Director on the date the Plan is approved by the Board shall be granted on such date, an Option to purchase 400 shares at an exercise price per share equal to the Fair Market Value of the Shares as of such date of approval.

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                  (b)      Terms; Vesting. Subject to the other provisions of
this Plan, each Option granted pursuant to this Plan shall be for a term of ten years. Each Option granted under this Section 5 shall become exercisable with respect to the number of Shares covered by such Option on the dates set forth in the Option Agreements.

                  (c) Option Agreement. As soon as practicable after the grant of an Option, the Optionee and the Company shall enter into a written Option Agreement which specifies the date of grant, the number of Option Shares, the option price, and the other terms and conditions applicable to the Option.

                  (d) Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Optionee's lifetime only by the Optionee.

                  (e) Limits on Exercise. Subject to the other provisions of this Plan, an Option shall be exercisable in such amounts as are specified in the Option Agreement.

                  (f) Exercise Procedures. To the extent the right to purchase Shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the Optionee to the Company stating the number of Shares being purchased, accompanied by payment of the exercise price for the Shares, and other applicable amounts, as provided in Section 6.

                  (g) Expiration of Options. No Option may be exercised to any extent by anyone after the first to occur of the following events:

                           (i) The expiration of ten years from the date the Option was granted;

                           (ii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the termination of service by Optionee as a director of the Company for any reason other than such Optionee's death unless the Optionee dies within said three-month period;

                           (iii) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the termination of service by Optionee as a director of the Company for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

                           (iv) The expiration of one year from the date of Optionee's death.

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         Section 6. Payment upon Exercise of Options.

                 (a) Purchase Price. The purchase price of Shares issued under this Plan shall be paid in full at the time an Option is exercised.

                 (b) Form of Consideration. Optionees may make all or any portion of any payment due to the Company upon exercise of an Option by delivery of cash or any Shares or other securities of the Company, so long as such Shares or other securities constitute valid consideration for the stock under applicable law and are surrendered in good form for transfer; provided, however, that Options may not be exercised by the delivery of Shares or other securities of the Company if they have not been held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes. Shares or other securities delivered upon exercise shall be valued at their Fair Market Value on the delivery date.

                 (c) Taxes. Irrespective of the form of payment made for exercise of an Option, exercise shall be conditioned upon payment in cash to the Company by the Optionee of all local, state and federal withholding taxes applicable, in the Administrator's judgment, to the exercise of the Option.

         Section 7. Adjustment of Shares.

                 (a) Changes in Capital Structure. Subject to Section 7(b), if the outstanding Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of securities or stock dividend, the total number and/or kind of securities for the purchase of which Options may be granted under this Plan, and the number and/or kind of securities as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Administrator. Any adjustment in an outstanding Option shall be made without change in the total exercise price applicable to the unexercised portion of such Option and with a corresponding adjustment in the exercise price per Share. Any adjustment under this Section 7(a) shall be subject to the provisions of the Company's Certificate of Incorporation, as amended, and applicable law. Any such adjustment shall be final and binding upon all Optionees, the Company and all other interested persons.

                 (b) Reorganization and Other Transactions. In its absolute discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Administrator so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.

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         Section 8. No Right to Directorship. Neither, this Plan nor any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of the Optionee's membership on the Board or shall interfere in any way with provisions in the Company's Certificate of Incorporation and Bylaws relating to the election, appointment, terms of office, and removal of members of the Board.

         Section 9. Legal Requirements. The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the securities covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the securities covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

         Section 10. Duration and Amendments.

                 (a) Duration. This Plan shall become effective on January 7, 1998. This Plan and any Options granted hereunder shall be null and void if such approval is not obtained. This Plan shall terminate automatically on January 6, 2008, and may be terminated on any earlier date pursuant to
Section 10(b).

                 (b) Amendment; Termination. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee, Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted.

                 (c) Effect of Amendment or Termination. No Shares shall be issued or sold under this Plan after the termination hereof, except upon exercise of an Option granted before termination. Termination or amendment of this Plan shall not affect any Shares previously issued and sold or any Option previously granted under this Plan.

Date Plan approved by Board: JAN 6, 1998

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                              NONEMPLOYEE DIRECTOR
                       NONQUALIFIED STOCK OPTION AGREEMENT

                  THIS AGREEMENT, dated __________________, 1998, is made by and between AAC Corporation, a California corporation (the "Company"), and ____________________, a nonemployee director of the Company (the "Director").

                  WHEREAS, the Company wishes to afford the Director the opportunity to purchase shares of its Common Stock; and

                  WHEREAS, the Company wishes to carry out the AAC Corporation 1998 Nonemployee Directors' Stock Option Plan (the "Plan") a copy of which is delivered herewith and the terms of which are hereby incorporated by reference and made a part of this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Capitalized terms used but not defined herein shall have the meaning specified in the Plan. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

                                   ARTICLE II

                                 GRANT OF OPTION

Section 2.1 - Grant of Option

                  In consideration of the Director's agreement to continue in his service to the Company, and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Director the option to purchase any part or all of an aggregate of _______________________ Shares of its Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price

                  The purchase price of the Shares of Common Stock covered by the Option shall be $_______ per share without commission or other charge.

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Section 2.3 - Consideration to Company

                  In consideration of the granting of this Option by the Company, the Director agrees to render faithful and efficient services to the Company, with such duties and responsibilities as the Board of Directors shall from time to time prescribe, for a period of at least one year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Director any right to continue serving in a directorship position of the Company or shall interfere with or restrict in any way the rights of the stockholders of the Company, which are hereby expressly reserved, to remove the Director pursuant to provisions therefor in the charter or bylaws of the Company.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability

                  The Option shall become exercisable in ____ cumulative installments as follows:

                  [(a)     THE FIRST INSTALLMENT SHALL CONSIST OF TWENTY PERCENT
         (25%) OF THE SHARES COVERED BY THE OPTION AND SHALL BECOME EXERCISABLE ON THE FIRST ANNIVERSARY OF THE DATE THE OPTION IS GRANTED.

                  (b) THE SECOND INSTALLMENT SHALL CONSIST OF TWENTY PERCENT (25%) OF THE SHARES COVERED BY THE OPTION AND SHALL BECOME EXERCISABLE ON THE SECOND ANNIVERSARY OF THE DATE THE OPTION IS GRANTED.

                  (c) THE THIRD INSTALLMENT SHALL CONSIST OF TWENTY PERCENT (25%) OF THE SHARES COVERED BY THE OPTION AND SHALL BECOME EXERCISABLE ON THE THIRD ANNIVERSARY OF THE DATE THE OPTION IS GRANTED.

                  (d) THE FOURTH INSTALLMENT SHALL CONSIST OF TWENTY PERCENT (25%) OF THE SHARES COVERED BY THE OPTION AND SHALL BECOME EXERCISABLE ON THE FOURTH ANNIVERSARY OF THE DATE THE OPTION IS GRANTED.]

Section 3.2 - Expiration of Option

                  The Option may not be exercised to any extent by the Director after the first to occur of the events set forth in Section 5(h) of the Plan.

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                                   ARTICLE IV

                               EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

                  During the lifetime of the Director, only he may exercise the Option or any portion thereof. After the death of the Director, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable, be exercised by the Director's personal representative or by any person empowered to do so under the Director's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

                  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 Shares.

Section 4.3 - Manner of Exercise

                  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary's office of all of the following prior to the time when the exercisable Option or portion thereof becomes unexercisable:

                           (a) Notice in writing signed by the Director or such other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

                           (b)      (i)      Full payment (in cash or by check)
         for the Shares with respect to which such Option or portion is exercised;

                                    (ii)     With the consent of the
         Administrator, Shares of the Company's Common Stock owned by the Director duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the Shares with respect to which such Option or portion is exercised; or

                                    (iii)    Any combination of the
         consideration provided in the foregoing subparagraphs (i) and (ii); and

                           (c) A bona fide written representation and agreement, in a form satisfactory to the Administrator, signed by the Director or other person then entitled to exercise such Option or portion thereof, stating that the Shares of stock are being

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         acquired for his or her own account, for investment and without any present intention of distributing or reselling said Shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Securities Act"), and then applicable rules and regulations thereunder, and that the Director or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the Shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the Shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such Shares; and

                           (d) Full payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

                           (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Director, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 4.4 - Conditions to Issuance of Stock Certificates

                  The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

                           (a) The admission of such Shares to listing on all stock exchanges, if any, on which such class of stock is then listed;

                           (b) The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

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                           (c)      The obtaining of any approval or other
         clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                           (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

                           (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Shareholder

                  The holder of the Option shall not be, nor shall such holder have any of the rights of privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until a certificate or certificates representing such Shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

Section 5.1. - Administration

                  The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Director, the Company and all other interested persons.

Section 5.2 - Option Not Transferable

                  Neither the Option nor any interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of the Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

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Section 5.3 - Shares to be Reserved

                  The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices

                  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Director shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Director shall, if the Director is then deceased, be given to the Director's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 - Titles

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Construction

                  This Agreement shall be administered, interpreted and enforced under the laws of the State of California.

Section 5.7 - The Plan

                  A copy of the Plan has been delivered to the Director, and receipt of such copy is hereby expressly acknowledged by the Director. This Agreement hereby incorporates by reference said Plan document and all of the terms and conditions of the Plan as the same may be amended from time to time hereafter in accordance with the terms thereof. The terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto.

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                  IN WITNESS WHEREOF, this Agreement has been executed and
delivered by the parties hereto.

                                         AAC CORPORATION

                                         By: ___________________________________
                                             ____________________
                                             Chief Executive Officer

                                         By: ___________________________________
                                             ____________________
                                             Secretary

_______________________________
           Director

_______________________________

_______________________________
           Address

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